UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 4, 2011 (December 31, 2010)

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Effective December 31, 2010, Build-A-Bear Workshop, Inc. (the “Company”) and all of its domestic subsidiaries (collectively with the Company, the “Borrower”) entered into an Eighth Amendment to Loan Documents (the “Loan Document Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amends the Company’s Fourth Amended and Restated Loan Agreement (the “Credit Agreement”) and the Fourth Amended and Restated Revolving Credit Note (the “Revolving Credit Note”) with U.S. Bank.

The Loan Document Amendment extends the expiration date of the facility from December 31, 2011 to December 31, 2012.  The available line of credit remains unchanged at $40 million for the first half of each calendar year with a $50 million seasonal overline on the line of credit for the second half of each calendar year.  In addition, the minimum tangible net worth covenant was decreased from $110 million to $100 million.  The interest rate was decreased from LIBOR plus 2.05% to LIBOR plus 1.80%.  The Credit Agreement will continue to be secured by the assets of the Borrower and a pledge of 65% of the Borrower’s ownership interest in certain of its foreign subsidiaries.  The Borrower does not currently have any outstanding borrowings under the Credit Agreement and is in compliance with the Credit Agreement covenants.

As amended by the Loan Document Amendment, the Credit Agreement continues to contain typical representations, warranties and negative covenants, including, among other things, that the Borrower will not incur indebtedness or make any investments in excess of certain thresholds, acquire any subsidiaries, or merge or consolidate with any other entity or acquire all or substantially all of the assets of any other company outside the ordinary course of business.

Relationship to U.S. Bank

The Company has or may have had customary banking relationships with U.S. Bank based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing description of the Loan Document Amendment is only a summary of certain terms and conditions of this document and is qualified in its entirety by reference to the Loan Document Amendment, which has been filed as Exhibits 10.1 hereto and which is incorporated by reference herein. In addition, the Company has previously filed the Credit Agreement and the Revolving Credit Note as Exhibits 10.1 and 10.2, respectively, to its Current Report on Form 8-K, filed on August 13, 2008, as amended by the Seventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on October 29, 2009,  which documents have also been incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended January 2, 2010 (File No. 001-32320), filed on March 18, 2010; the foregoing description of those documents is also only a summary of certain terms and conditions therein and is qualified in its entirety to such documents as previously filed.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

10.1	Eighth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: January 4, 2011	By:	/s/ Tina Klocke
	Name:	Tina Klocke
	Title:	Chief Operations and Financial Bear, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Eighth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of December 31, 2010

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